AGREEMENT of TRANSFER

CONCORD MILESTONE PLUS, L.P.

The undersigned (the "Seller") agrees to sell to Everest Properties II, LLC, a California limited liability company, or its nominee (the "Purchaser"), all of the Seller's interest in 15,620 Class A and 15,620 Class B limited partnership units (the "Units") in Concord Milestone Plus, L.P., a Delaware limited partnership (the "Partnership"), for $9.00 per Unit (which amount will be reduced by any distributions made to Seller by the Partnership after September 21, 2009, and all transfer fees charged by the Partnership).

The Seller appoints the Purchaser (without posting of a bond) as the attorney-in-fact of the Seller with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to transfer ownership of such Units on the Partnership's books to the Purchaser, to change the address of record of such Units prior to or after completion of such transfer, to withdraw and rescind all prior tenders of such Units to any third party, to execute and deliver lost certificate indemnities and all other transfer documents, to direct any custodian or trustee holding record title to the Units to do any of the foregoing, including the execution and delivery of a copy of this Agreement of Transfer, and upon payment by the Purchaser of the purchase price, to receive all benefits and cash distributions, settlements and awards, endorse Partnership checks payable to Seller and otherwise exercise all rights (including voting rights) of beneficial ownership of such Units.

The Seller represents to the Purchaser that the Seller owns such Units and has full authority to validly sell such Units to the Purchaser, and that when any such Units are accepted for payment by the Purchaser, the Purchaser will acquire unrestricted and unencumbered title thereto.

           All authority herein conferred or agreed to be conferred shall survive the death or incapacity or liquidation of the Seller and any obligations of the Seller shall be binding upon the heirs, personal representatives, successors and assigns of the Seller.  Payment by the Purchaser is conditioned upon (i) confirmation of the transfer of the Units to the Purchaser by the Partnership (the “Transfer Confirmation”), (ii) an affiliate of the Purchaser becoming the substitute general partner of the Partnership pursuant that certain Consent Solicitation dated August 10, 2009 (the “GP Substitution”) and (iii) determination by the Purchaser that there has been no material adverse change in the assets, value or financial condition of the Partnership.  In the event that the GP Substitution has not occurred within 45 days after the date of this Agreement or the Transfer Confirmation has not occurred within 75 days after the date of this Agreement, either party may terminate this Agreement and the purchase and sale contemplated hereby by written notice to the other.

The Seller also agrees to execute and deliver any additional documents requested by the Purchaser to complete the purchase of such Units and to deliver to the Purchaser all checks or distributions from the Partnership received by the Seller after September 21, 2009, to the extent not deducted from the price paid by the Purchaser.  This Agreement of Transfer shall be interpreted under and governed by the laws of the State of California.

The Seller certifies, under penalties of perjury, that (1) the number shown below on this form as the Seller's Taxpayer Identification Number is correct and (2) Seller is not subject to backup withholding either because Seller has not been notified by the Internal Revenue Service (the "IRS") that Seller is subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified Seller that Seller is no longer subject to backup withholding.

The Seller also certifies, under penalties of perjury, that the Seller, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).  The Seller understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.

Upon completion and recording of the transfer of the Units to the Purchaser, the Purchaser accepts all of the terms and conditions of the Partnership Agreement, as amended.  The Seller requests that the address for its account immediately be changed to the Purchaser’s address and that the Purchaser become a substitute limited partner of the Partnership, and agrees that the Partnership and its general partner shall have no liability to Seller for completing the address change and transfer of the Units under this Agreement of Transfer.

Date:           September 30, 2009

                      15,620                                                                                /s/ Mark Swenson
[Specify Number of  Units You Wish to Sell]                                                                                     [Signature of Owner]

_________________________________                                                                                     _______________________________

 [Your Telephone Number]                                                                                     [Signature of Co-Owner]

Everest Properties II, LLC 199 S. Los Robles Ave., Suite 200 Pasadena, CA 91101 (800) 611-4613FAX (626) 585-5929

________[redacted]___________________
[Your Social Security or Taxpayer ID Number]

Foundation Bank FBO:
CMG Ventures, LLC

[Legal Name of Seller]

1000 2nd Ave. #3950

Seattle, WA  98104

[Address of Seller]                                                                Accepted:

        By:                      /s/ David I. Lesser
Its Authorized Representative

Number of units owned is subject to confirmation by the General Partner.

AGREEMENT of TRANSFER

CONCORD MILESTONE PLUS, L.P.

The undersigned (the "Seller") agrees to sell to Everest Properties II, LLC, a California limited liability company, or its nominee (the "Purchaser"), all of the Seller's interest in 11,417 Class A and 11,417 Class B limited partnership units (the "Units") in Concord Milestone Plus, L.P., a Delaware limited partnership (the "Partnership"), for $9.00 per Unit (which amount will be reduced by any distributions made to Seller by the Partnership after September 21, 2009, and all transfer fees charged by the Partnership).

The Seller appoints the Purchaser (without posting of a bond) as the attorney-in-fact of the Seller with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to transfer ownership of such Units on the Partnership's books to the Purchaser, to change the address of record of such Units prior to or after completion of such transfer, to withdraw and rescind all prior tenders of such Units to any third party, to execute and deliver lost certificate indemnities and all other transfer documents, to direct any custodian or trustee holding record title to the Units to do any of the foregoing, including the execution and delivery of a copy of this Agreement of Transfer, and upon payment by the Purchaser of the purchase price, to receive all benefits and cash distributions, settlements and awards, endorse Partnership checks payable to Seller and otherwise exercise all rights (including voting rights) of beneficial ownership of such Units.

The Seller represents to the Purchaser that the Seller owns such Units and has full authority to validly sell such Units to the Purchaser, and that when any such Units are accepted for payment by the Purchaser, the Purchaser will acquire unrestricted and unencumbered title thereto.

           All authority herein conferred or agreed to be conferred shall survive the death or incapacity or liquidation of the Seller and any obligations of the Seller shall be binding upon the heirs, personal representatives, successors and assigns of the Seller.  Payment by the Purchaser is conditioned upon (i) confirmation of the transfer of the Units to the Purchaser by the Partnership (the “Transfer Confirmation”), (ii) an affiliate of the Purchaser becoming the substitute general partner of the Partnership pursuant that certain Consent Solicitation dated August 10, 2009 (the “GP Substitution”) and (iii) determination by the Purchaser that there has been no material adverse change in the assets, value or financial condition of the Partnership.  In the event that the GP Substitution has not occurred within 45 days after the date of this Agreement or the Transfer Confirmation has not occurred within 75 days after the date of this Agreement, either party may terminate this Agreement and the purchase and sale contemplated hereby by written notice to the other.

The Seller also agrees to execute and deliver any additional documents requested by the Purchaser to complete the purchase of such Units and to deliver to the Purchaser all checks or distributions from the Partnership received by the Seller after September 21, 2009, to the extent not deducted from the price paid by the Purchaser.  This Agreement of Transfer shall be interpreted under and governed by the laws of the State of California.

The Seller certifies, under penalties of perjury, that (1) the number shown below on this form as the Seller's Taxpayer Identification Number is correct and (2) Seller is not subject to backup withholding either because Seller has not been notified by the Internal Revenue Service (the "IRS") that Seller is subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified Seller that Seller is no longer subject to backup withholding.

The Seller also certifies, under penalties of perjury, that the Seller, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).  The Seller understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.

Upon completion and recording of the transfer of the Units to the Purchaser, the Purchaser accepts all of the terms and conditions of the Partnership Agreement, as amended.  The Seller requests that the address for its account immediately be changed to the Purchaser’s address and that the Purchaser become a substitute limited partner of the Partnership, and agrees that the Partnership and its general partner shall have no liability to Seller for completing the address change and transfer of the Units under this Agreement of Transfer.

Date:           September 30, 2009

                      11,417                                                                /s/ Mark Swenson
[Specify Number of Units You Wish to Sell]                                                                                     [Signature of Owner]

_________________________________                                                                                     _______________________________

 [Your Telephone Number]                                                                                     [Signature of Co-Owner]

Everest Properties II, LLC 199 S. Los Robles Ave., Suite 200 Pasadena, CA 91101 (800) 611-4613FAX (626) 585-5929

________[redacted]___________________
[Your Social Security or Taxpayer ID Number]

Eastside Commercial Bank FBO
CMG Properties, LLC

[Legal Name of Seller]

1000 2nd Ave. #3950

Seattle, WA  98104

[Address of Seller]                                                                Accepted:

        By:                      /s/ David I. Lesser
Its Authorized Representative

Number of units owned is subject to confirmation by the General Partner.

AGREEMENT of TRANSFER

CONCORD MILESTONE PLUS, L.P.

The undersigned (the "Seller") agrees to sell to Everest Properties II, LLC, a California limited liability company, or its nominee (the "Purchaser"), all of the Seller's interest in 10,350 Class A and 10,350 Class B limited partnership units (the "Units") in Concord Milestone Plus, L.P., a Delaware limited partnership (the "Partnership"), for $9.00 per Unit (which amount will be reduced by any distributions made to Seller by the Partnership after September 21, 2009, and all transfer fees charged by the Partnership).

The Seller appoints the Purchaser (without posting of a bond) as the attorney-in-fact of the Seller with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to transfer ownership of such Units on the Partnership's books to the Purchaser, to change the address of record of such Units prior to or after completion of such transfer, to withdraw and rescind all prior tenders of such Units to any third party, to execute and deliver lost certificate indemnities and all other transfer documents, to direct any custodian or trustee holding record title to the Units to do any of the foregoing, including the execution and delivery of a copy of this Agreement of Transfer, and upon payment by the Purchaser of the purchase price, to receive all benefits and cash distributions, settlements and awards, endorse Partnership checks payable to Seller and otherwise exercise all rights (including voting rights) of beneficial ownership of such Units.

The Seller represents to the Purchaser that the Seller owns such Units and has full authority to validly sell such Units to the Purchaser, and that when any such Units are accepted for payment by the Purchaser, the Purchaser will acquire unrestricted and unencumbered title thereto.

           All authority herein conferred or agreed to be conferred shall survive the death or incapacity or liquidation of the Seller and any obligations of the Seller shall be binding upon the heirs, personal representatives, successors and assigns of the Seller.  Payment by the Purchaser is conditioned upon (i) confirmation of the transfer of the Units to the Purchaser by the Partnership (the “Transfer Confirmation”), (ii) an affiliate of the Purchaser becoming the substitute general partner of the Partnership pursuant that certain Consent Solicitation dated August 10, 2009 (the “GP Substitution”) and (iii) determination by the Purchaser that there has been no material adverse change in the assets, value or financial condition of the Partnership.  In the event that the GP Substitution has not occurred within 45 days after the date of this Agreement or the Transfer Confirmation has not occurred within 75 days after the date of this Agreement, either party may terminate this Agreement and the purchase and sale contemplated hereby by written notice to the other.

The Seller also agrees to execute and deliver any additional documents requested by the Purchaser to complete the purchase of such Units and to deliver to the Purchaser all checks or distributions from the Partnership received by the Seller after September 21, 2009, to the extent not deducted from the price paid by the Purchaser.  This Agreement of Transfer shall be interpreted under and governed by the laws of the State of California.

The Seller certifies, under penalties of perjury, that (1) the number shown below on this form as the Seller's Taxpayer Identification Number is correct and (2) Seller is not subject to backup withholding either because Seller has not been notified by the Internal Revenue Service (the "IRS") that Seller is subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified Seller that Seller is no longer subject to backup withholding.

The Seller also certifies, under penalties of perjury, that the Seller, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).  The Seller understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.

Upon completion and recording of the transfer of the Units to the Purchaser, the Purchaser accepts all of the terms and conditions of the Partnership Agreement, as amended.  The Seller requests that the address for its account immediately be changed to the Purchaser’s address and that the Purchaser become a substitute limited partner of the Partnership, and agrees that the Partnership and its general partner shall have no liability to Seller for completing the address change and transfer of the Units under this Agreement of Transfer.

Date:           September 30, 2009

                      10,350                                                                /s/ Mark Swenson
[Specify Number of  Units You Wish to Sell]                                                                                     [Signature of Owner]

_________________________________                                                                                     _______________________________

 [Your Telephone Number]                                                                                     [Signature of Co-Owner]

Everest Properties II, LLC 199 S. Los Robles Ave., Suite 200 Pasadena, CA 91101 (800) 611-4613FAX (626) 585-5929

________[redacted]___________________
[Your Social Security or Taxpayer ID Number]

Washington First Int’l Bank FBO
CMG Partners, LLC

[Legal Name of Seller]

1000 2nd Ave. #3950

Seattle, WA  98104

[Address of Seller]                                                                Accepted:

        By:                      /s/ David I. Lesser
Its Authorized Representative

Number of units owned is subject to confirmation by the General Partner.